UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2004

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


              4375 River Green Parkway, Suite 100, Duluth, Georgia 30096
              ----------------------------------------------------------
                       (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Effective December 17, 2004, Stephen K. Necessary will resign his position as president of the Company's Video On Demand ("VOD") Division. Gary Trimm will assume the role of president of the VOD Division, in addition to his duties as president and chief executive officer of Concurrent.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  December 6, 2004.

                                        CONCURRENT COMPUTER CORPORATION



                                        By:  /s/ Steven R. Norton
                                           -----------------------------------
                                        Steven R. Norton
                                        Executive Vice President and
                                        Chief Financial Officer


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